SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)                September 1, 2006
STANDARD MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	0-20882	35-1773567

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana	46280

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code                (317) 574-6200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
     On September 1, 2006, the Registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Galloway Acquisition Corporation (“Merger Sub”), Galloway, Inc. (“Galloway”), and Fadi and Sawsan Atiya, Trustees of the Atiya Family Trust. The Registrant expects the merger to close in October 2006.
Galloway
     Galloway Pharmacy, founded in 1924, is a specialty pharmacy providing products and services to chronically ill patients in Southern California.
Merger Consideration
     At the effective time of merger, the outstanding common shares of Galloway will be converted into a right to receive:
(i)	an aggregate of $5,141,586 in cash;
(ii)	a secured subordinated note payable by Galloway due 48 months after the closing of the merger, in the aggregate principal amount of $4,405,633; and
(iii)	assumption of debt in the amount of $1,500,000.
     The secured subordinated note will bear interest at nine percent (9%) per annum. Interest will be payable quarterly. The note is secured by certain personal property of Galloway. The Registrant will guarantee the note.
Material Conditions to Completion of the Merger
     The Registrant’s obligation to complete the merger is subject to certain customary conditions, including:
•	Performance of certain covenants by Galloway;
•	Accuracy of representations and warranties made by Galloway;
•	No injunctions or restraining orders restricting completion of the merger;
•	No material adverse events affecting the business of Galloway having occurred; and
•	Certain required permits having been obtained.
     Galloway’s obligation to complete the merger is also subject to certain customary conditions, including:
•	Performance of certain covenants by the Registrant;
•	Accuracy of representations and warranties made by the Registrant;
•	No injunctions or restraining orders restricting completion of the merger; and
•	Certain required permits having been obtained.

Other Material Terms of the Merger Agreement
Consulting Agreement
     In connection with the merger, Fadi Atiya will enter into a consulting agreement with Galloway.
     Mr. Atiya’s consulting agreement will have a term the greater of (i) 1 year or (ii) the maximum term of the secured subordinated note. Mr. Atiya will be paid $75,000 per year. In addition, Mr. Atiya will be paid a fee equal to 1.5% of the purchase price paid by Galloway with respect to any third party introduced to Galloway by Mr. Atiya, and acquired by Galloway within 12 months after the introduction.
     Mr. Atiya will agree not to compete with Galloway within San Diego County, California, for a period of three years after the closing of the merger.
     The above description is only a summary of the material terms of the Merger Agreement. The Company intends to file the Merger Agreement as an exhibit either to a Current Report on Form 8-K upon consummation of the transaction or with its Quarterly Report on Form 10-Q for the quarter ending September 30, 2006.
Item 9.01      Financial Statements and Exhibits.
     (d)      Exhibits
99.1	Press release dated September 5, 2006 announcing the execution of the Galloway Merger Agreement.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

	By:	/s/ Ronald D. Hunter

Name: Ronald D. Hunter Title: Chairman, President and Chief Executive Officer

Dated: September 8, 2006